UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________

FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2015
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Sixth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2015, the compensation committee of the Board of Directors of the Company (the “Compensation Committee”) determined the final bonus pool under the Company’s 2012 Outperformance Program (the “2012 OPP”) and approved the grant of fully vested common stock and restricted stock units (“RSUs”) to each named executive officer in accordance with the 2012 OPP. The RSUs will vest in equal annual installments on December 31, 2014 and December 31, 2015 based on continued employment and carry tandem dividend equivalent rights. If we experience a change in control or a participant experiences a qualifying termination of employment, in either case, any unvested RSUs that remain outstanding will accelerate and vest in full upon such event. The following table sets forth the number of shares of common stock and the number of RSUs granted to each named executive officer:

Name	Common Stock	Restricted Stock Units
Victor Coleman	41,826	41,825
Mark Lammas	25,095	25,095
Christopher Barton	16,730	16,730
Alexander Vouvalides	8,365	8,365

The foregoing description of the RSUs is qualified in its entirety by reference to the form of Restricted Stock Unit Award Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
The Compensation Committee also (i) amended the Company’s 2014 Outperformance Program to provide for a target bonus pool of $2,380,100 that would be attained if the Company achieves during the performance period (a) a total shareholder return (TSR) equal to that of the SNL Equity REIT Index and (b) a 10.5% simple annual TSR; and (ii) amended the target bonus pool in the Company’s 2015 Outperformance Program from $3,600,000 to $3,700,000.
On March 9, 2015, our director, Mr. Patrick Whitesell, resigned from our Board of Directors due to his desire to devote more of his time to other professional commitments. In tendering his resignation, Mr. Whitesell expressed no disagreement with the Company. Following Mr. Whitesell’s resignation, our Board of Directors voted to reduce the size of the Board of Directors from nine to eight members.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Hudson Pacific Properties, inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan (2012 Outperformance program) Restricted Stock Unit Award Agreement
10.2	Addendum to 2014 Outperformance Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date:	March 12, 2015	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

EXHBIT INDEX

Exhibit No.	Description
10.1	Hudson Pacific Properties, inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan (2012 Outperformance program) Restricted Stock Unit Award Agreement
10.2	Addendum to 2014 Outperformance Award Agreement